SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  June 30, 2004
(Date of earliest event reported)

Commission File No. 333-108551



                        Asset Backed Funding Corporation
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       Delaware                                          75-2533468
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(State of Incorporation)                    (I.R.S. Employer Identification No.)



214 North Tryon Street
Charlotte, North Carolina                                    28255
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Address of principal executive offices                    (Zip Code)



                                 (704) 386-2400
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               Registrant's Telephone Number, including area code



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              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 5.       Other Events
              ------------

      Attached as an exhibit is the mortgage insurance policy issued by PMI Mortgage Insurance Co. in connection with ABFC Asset-Backed Certificates, Series 2004-OPT4.

ITEM 7.       Financial Statements and Exhibits
              ---------------------------------
              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                        Description
-----------                        -----------
(99)                               Mortgage Insurance Policy issued by PMI
                                   Mortgage Insurance Co. in connection with ABFC Asset-Backed Certificates,
                                   Series 2004-OPT4

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ASSET BACKED FUNDING CORPORATION


June 30, 2004

                                   By:     /s/ Kirk B. Meyers
                                           ------------------------------------
                                   Name:   Kirk B. Meyers
                                   Title:  Vice President

                                INDEX TO EXHIBITS
                                -----------------



                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------
   (99)                 Mortgage Insurance Policy                       E
                        issued by PMI Mortgage
                        Insurance Co. in connection
                        with ABFC Asset-Backed
                        Certificates, Series 2004-OPT4